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                                                                   EXHIBIT 10.12

Standby Letter of Credit Application and Reimbursement and Security Agreement

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Section A    (Customer/Applicant:  Complete Section A and forward to your NBD account officer.  Please copy entire agreement for your files.

To:  NBD Bank N.A., International Operations, Indianapolis, Indiana 46266  (the "Issuer") Date  May 16, 1996
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Please issue an irrevocable Letter of Credit (the "Credit") as set forth below:      Bank use only  L/C Number S2037464
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In Favor of (Beneficiary-Complete Name & Address)                      For Account of ("Applicant") Name and Address

United States Fidelity and Guaranty                                       The Majestic Star Casino, LLC
Company and USF&G Corporation                                             400 Renaissance Center
101 Light Street - TW 3201                                                Suite 2400
Baltimore, Maryland 21202                                                 Detroit, Michigan 48243

                                                                        (Charge our Acct. No. 0076589-34)

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Original L/C to be Sent to:                                             Amount and Name of Currency

/X/ Beneficiary   / / Ourselves (Applicant)    /  / Other:              Three Million Five Hundred Thousand
                                                                        and 00/100 U.S. Dollars ($3,500,000.00)
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- ----------------------------------------------------------             -------------------------------------------------------------
          Rosemary Quinn
Attn: Vice President-Corporate  FAX #_____________________             Expiry Date:  June 7, 1997, subject to automatic renewals as
      Law Department                                                   set forth in the attached Letter of Credit.

Send By  / / Mail /XX/ Courier   / / Telex/Swift                       Available by drafts at sight drawn, at your opinion, on
        / / Fax & Mail   / / Fax & Courier                             yourselves or your correspondent. (You may waive the
                                                                       requirement for a draft.)

TYPE OF L/C TO BE ISSUED (ALSO SEE ATTACHMENT, IF ANY, FOR FURTHER DETAILS:)

/ /  Advance Payment Guarantee      }  {NOTE: If country or Beneficiary requires issuance by a local bank, NBD is authorized to
/ /  Bid Bond  / / Performance Bond }  {      issue a "Clean" L/C (defined below) in favor of such local bank.

/ /  "Clean" L/C (meaning Beneficiary need only present a Draft/Demand for payment)

/X/  As per attached format received from Beneficiary

/ /  As per your suggested Format/Draft (your ref. no. ______________)

/ /  See attached
                                                                            (      )
/ /  Before issuing, please fax draft copy to ___________________________at___________  ____________ - ______________________.
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OTHER CONDITIONS/INSTRUCTIONS:                                      This Application is made pursuant to the Reimbursement and
                                                                    Security Agreement which appears as part of this form, and applies to this Application and the Credit.  We acknowledge
/ /  Beneficiary may not draw prior to _______________________      our receipt and acceptance of the terms and conditions of the
                                                                    Reimbursement and Security Agreement.
/ /  Only One   / / Multiple Draw(s) permitted

/x/  All charges, except NBD's for Beneficiary Acct.

/x/  Charge our account for applicable Fees/Commissions                Signed for, and on behalf of, Applicant:

In case of need contact:                                               By:    The Majestic Star Casino, LLC

Name:    Kenneth L. Kramer                                                            Authorized Signature

Phone:  (313) 259-0050    FAX #(      )                                Printed Name/Title of Signer: Kenneth L. Kramer, its

                                                                                                     authorized representative
Section B    To be completed by approving NBD officer (Check/Fill in as applicable)

Com'l. Loan No. _____________ Commitment No. _______________ FRB Code ____________________ SIC Code __________________________

Book liability under ________________________________________________________________________ instead of applicant name.
/ / Credit approved - L/C may be issued    / / Hold issuance pending further approval/instructions

Participation?     / / Yes      / / No

Charge commission at: _______________________% per annum: or $_________________flat (plus L/C processing fees)

Credit cost Center No. ______________________   ORC# ________________________  Initials (print) _________________________
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Approved By (print)             |Signature                                            |Phone
                                |                                                     |
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NOTE: IF THIS APPLICATION IS SENT TO "ISSUER" BY ANOTHER BANK, THE BACK PAGE HEREOF MUST BE COMPLETED/SIGNED BY SUCH BANK.)
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STANBY LETTER OF CREDIT - REIMBURSEMENT AND SECURITY AGREEMENT

TERMS AND CONDITIONS

In this agreement, the terms "we," "us" and "our" refer to the applicant; and the terms "you" and "your" refer to the issuer.

1. ISSUANCE OF CREDITS
Except for a contrary provision in the applications for Letter of Credit, these terms and conditions shall apply to the issuance of one or more Letters of Credit (the "Credits"), provided that until each Credit is issued, you shall be under no obligation to issue it. The Credits may be issued containing terms in accordance with our applications but as modified by you, provided the modifications don't vary the principal terms of the Credits described in our applications. We acknowledge that we have not relied on you in any manner in connection with the wording of the Credits, including the draw conditions or the structuring of the underlying transaction. These are our responsibility, undertaken with the opportunity to consult with our counsel.

2. OBLIGATION TO PAY
(a) DRAFTS OR ACCEPTANCES: As to drafts or acceptances drawn or purporting to be drawn under the Credits, we agree: (i) in the case of each sight draft, to reimburse you at your office, on demand, in immediately available funds, the amount paid on such draft, or, if so demanded by you, to pay to you at your office in advance the amount required to pay such draft; and (ii) in case of each acceptance, to pay to you at your office in immediately available funds the amount of each acceptance, on demand but in no event later than its maturity, or in case the acceptance is not payable at your office, then in time to reach the place of payment at maturity. As to drafts or acceptances which are payable in other than U.S. Currency, we agree to pay or reimburse you on demand in immediately available funds the equivalent in U.S. Currency of the amount payable in the other currency at your selling rate for cable transfers of the other currency to the place of payment as of the date of payment, or if there is no such rate at that time, then at such rate as you may reasonably fix.

(b) PAYMENT WITHOUT DRAFTS: As to documents presented for payment at sight pursuant to the Credits without drafts, we agree that our obligation under those documents shall be the same as though sight drafts had been presented or had accompanied those documents.

(c) COMMISSIONS, CHARGES, EXPENSES, FEES AND INTEREST: We agree to pay on demand: (i) a letter of credit fee equal to one half of one percent (1/2%) per annum of the full amount of each letter of credit issued pursuant to this agreement. (ii) all charges, expenses and legal fees paid or incurred by you in connection with the Credits or this agreement; and (iii) interest on the amount of any unreimbursed payment made by you under the Credits and on any unreimbursed commissions, charges and expenses under (i) and (ii) above, and under 8. (k) below. Charges, expenses and legal fees include, but are not limited to, FDIC Assessments, the cost of maintaining required reserves and capital by you or by any corporation controlling you, and the expenses of collection, litigation and your exercise of rights under this agreement as to Collateral or otherwise. Interest shall be charged at the rate of 3% per annum more than the rate announced by you as your prime rate for commercial loans then in effect (which prime rate may not necessarily be the lowest rate charged by you to any of your customers), but not an amount greater than is allowable under the law in effect where your main office is located.

If any change in law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or its interpretation affects the amount of capital required or expected to be maintained by you or any corporation controlling you, and you determine the amount of capital required is increased based on the existence of this agreement, the Credits or the applications, or upon agreements or letters of credit of a similar type, then you may notify us of that fact. We and you shall attempt to negotiate an adjustment to the commission payable which will adequately compensate you in light of these circumstances. If we and you are unable to agree to such an adjustment within 30 days of the date on which we receive your notice, then commencing on the date of that notice (but not earlier than the effective date of the change), the commission paid or payable shall increase by an amount which will, in your sole determination, provide adequate compensation.

(d) ADVICE FROM CORRESPONDENTS: Telegraphic or other notice from your correspondents of payment, acceptance, or other action under the Credits shall be presumptive evidence of our liability to reimburse you.

(e) PROHIBITION OF INJUNCTIONS: We agree not to initiate or acquiesce in any judicial, administrative or other proceeding for any injunctive or declaratory relief to block you from paying any of the Credits. This clause shall apply notwithstanding any fraud covered by Section 5-114 of the Uniform Commercial Code. We acknowledge that remedies for all such fraud related risks have been adequately considered in the agreements between the beneficiaries of the Credits and ourselves.

3. ADMINISTRATION OF CREDITS
(a) "UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS": The Uniform Customs and Practices for Documentary Credits (the "UCP"), 1993 revision, ICC Publication N 500, or the most current publication of the UCP by the International Chamber of Commerce on the date each Credit is issued or renewed (a copy of which is available from you at our request) shall govern our respective rights and liabilities under the Credits to the same effect as if stated word for word in this agreement. The Credits shall be subject to and governed by the provisions of the UCP unless the text of this agreement or the applications shall be contrary or in addition to them. In that event, the right, obligation or liability shall be as stated in this agreement or the applications, and the UCP shall be superseded to the extent of the contrary or additional provisions.

(b) DRAFT LESS THAN CREDIT AMOUNT: Unless written instructions have been specifically given you to the contrary, a draft for less than the Credit it is drawn against may be honored.

(c) DISCREPANCIES AND NOTICE OF DISCREPANCIES: If you send us a notice of discrepancies in the documents, that action is for our convenience and will not require you to send us a notice of discrepancies in other instances, and our waiver of discrepancies will not in any instance bind you to waive the discrepancies or pay the Credits.

(d) FORCE MAJEURE: You and your correspondents shall not be liable for any failure by you or anyone else to pay or accept any draft or acceptance under the Credits, or for any loss or damage resulting from any censorship, law, control or restriction rightfully or wrongfully exercised by any de facto or de jure domestic or foreign government or agency, declared or undeclared war, or from any other cause beyond your or your correspondents' control, and we agree to indemnify you and hold you harmless from any claim, loss, liability or expense arising by these reasons.

(e) PAYMENT OR NON-PAYMENT: If you choose to pay drafts, we shall reimburse you if documents presented with the draft are in substantial compliance with the Credit. If you choose not to pay the draft because of documentary discrepancies, we indemnify you from any resulting loss, damage or cost, unless the documents presented with the draft are in strict compliance with the Credit. You may accept as being in strict compliance, any document containing stamped, written or typewritten provisions, whether or not signed or initialed, and may assume conclusively that they were placed with authority on the document at the time its issuance by the carrier or other issuer or any agent.

4. RESPONSIBILITIES:
The users of the Credits shall be deemed to be our agents, and we assume all risks of their acts and omissions. Any action, inaction or omission taken or suffered by you or by any of your correspondents under or in connection with the Credits or any drafts, documents or property related to the Credits, if in good faith and not the result of gross negligence or wilful misconduct by you or your correspondents respectively, shall be binding on us and shall not place you or your correspondents under any resulting liability to us. Without limiting the generality of the foregoing, (a) you and your correspondents may
(i) act in reliance on any oral, telephonic, telegraphic, electronic or written request or notice believed in good faith to have been authorized by us, whether or not given or signed by an authorized person, and (ii) receive, accept or pay as complying with the Credits any drafts or other documents, otherwise in order, which may be signed or issued by the administrator, executor, personal representative or conservator of, or the trustee in bankruptcy of, or the receiver for any of the property of, or any other person or entity acting as the representative or in the place of the beneficiary; (b) neither you nor your correspondents shall be responsible for (i) any deviation from instructions, delay, default or fraud by the shipper or anyone else in connection with the property or its shipping, (ii) any breach of the contract between the shippers or vendors and us, (iii) the performance by the beneficiary of its obligations to us, including without limitation any claim by us that the transaction between us and the beneficiary is tainted by fraud, forgery or other defect, or
(iv) failure of any drafts to bear any reference or adequate reference to a Credit, or failure of any person to note the amount of any draft on the reverse of a Credit or to send forward documents apart from drafts as required by the terms of the Credit, each of which provision, if contained in a Credit, we agree may be waived by you; and (c) you shall not be responsible for any errors, neglect, or default of any of your correspondents.

5. SECURITY INTERESTS
As security for the prompt payment of all our obligations and liabilities under this agreement, and in addition to any other security given to you by separate agreement, we grant you a continuing security interest in, and the right to possession and disposition of: (i) all property shipped, stored or dealt with in connection with the Credits, or the drafts drawn under the Credits: (ii) all drafts, documents, instruments, contracts (including shipping documents, warehouse receipts, or policies or certificates of insurance), inventory, accounts chattel paper or general intangibles, and their proceeds, arising from or in connection with the Credits, regardless of whether the property, documents, instruments, or other collateral described in this agreement are in your actual or constructive possession, or are in transit to you, your agents, or correspondents, or have been released to us upon our request: and (iii) a right of set-off on all deposits and credits with you; all of which security shall be referred to as the "Collateral." We agree that this agreement may be filed as a financing statement or that we will execute financing statements or other documents or writings as you deem necessary to perfect or maintain your security interest, and to pay all costs of filing. We also agree you may execute on our behalf the financing statement, and we irrevocably appoint you as our attorney-in-fact for that purpose. You shall have all rights and remedies of a secured party under the Uniform Commercial Code of the state where your main office is located. Where any prior notice is required, you shall give us at least seven (7) days notice in writing of the time and place of any sale, disposition or other event giving rise to the required notice. You may discount, settle, compromise or extend any obligation constituting the Collateral, and may sue on the Collateral in your name. You shall not be liable for failure to collect or demand payment of, or for failure to protest or give notice of protest or non-payment of any obligation or relating to any part of the Collateral, or for any delay. You shall not be liable under any obligation to take any action in respect of the Collateral, including any obligation to file, record, maintain or establish the validity,

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authority or enforceability of your rights in or to the collateral.  Any property or documents representing collateral may be held by you in your name or you nominee's name, all without notice and whether a default described below exists or not. Proceeds of sale or transfer of the Collateral shall be applied, in order, to expenses of retaking, holding and preparing the collateral for sale, the reasonable attorney fees and legal expenses incurred or paid by you, and then to our obligations under this agreement until they are paid in full. We shall continue to be liable for any remaining deficiency, and you shall pay us any excess. As additional Collateral, you shall be subrogated to our rights under any transaction to which the Credits relate. If at any time you feel insecure and require additional collateral, we will assign and deliver to you, on demand, such additional Collateral of a type and value satisfactory to you.

REPRESENTATIONS

Each of us represents (a) that the execution and delivery of this agreement and the applications, and the performance of the obligations they impose, do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this agreement and the applications are valid, binding and enforceable according to their terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to you are accurate and clearly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each of us, other than natural person, further represents:
(a) that we are duly organized, existing and in good standing under the laws where we are organized; and (b) that the execution and delivery of this agreement and the applications, and the performance of the obligations they pose, (i) are within our powers; (ii) have been duly authorized by all necessary action of our governing body; and (iii) do not contravene the terms of our articles of incorporation or organization, our by-laws, or any agreement governing our affairs.

DEFAULT

        We shall be in Default under this agreement upon the occurrence of any of the following:

        We fail to pay when due any amount payable under this agreement or under any agreement or instrument evidencing debt to any creditor;

        We (i) fail to observe or perform any term of this agreement; (ii) make any materially incorrect or misleading representation, warranty, or certificate to you; (iii) make any materially incorrect or misleading representation in any financial statement or other information delivered to you; or (iv) default under the terms of any agreement or instrument relating to any debt for borrowed money, at its maturity or such that the creditor declares the debt due before its maturity;

        We default under the terms of any loan agreement, mortgage, security agreement, or any other document executed as part of this agreement, or any guaranty of any agreement is in default or becomes unenforceable in whole or in part;

        A "reportable event" (as defined in the Employment Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of ours or any of our affiliates;

        We become insolvent or unable to pay our debts as they become due;

        We (i) make an assignment for the benefit of creditors; (ii) consent to the appointment of a custodian, receiver, or trustee for ourself or for a substantial part of our assets; or (iii) commence any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

        A custodian, receiver, or trustee is appointed for us or for a substantial part of our assets without our consent and is not removed within 60 days after such appointment;

(h) Proceedings are commenced against us under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or we consent to the commencement of such proceedings;

(i) Any final judgment is entered against us and remains unsatisfied for 30 days, or any attachment, levy, or garnishment is issued against any of our property;

(j) Any of us dies;

(k) We, without your written consent, (i) are dissolved, (ii) merge or consolidate with any third party unless we are the survivor, (iii) sell a material part of our assets or business outside the ordinary course of our business, or (iv) agree to do any of the foregoing;

(l) There is a substantial change in our existing or prospective financial condition which you in good faith determine to be materially adverse; or

(m) You in good faith deem yourself insecure.

In any such event even if Credits remain undrawn, all of our obligations to you under this agreement shall be immediately due, and you shall have the right to take possession of the Collateral, set-off against it, or exercise any right of a secured creditor, with or without process of law, and foreclose, sell or otherwise liquidate the Collateral both as provided in this agreement and in the Uniform Commercial Code.

8.  MISCELLANEOUS

(a) MODIFICATION OF CREDITS: All modifications of Credits, including extensions of maturity or time for presentation of drafts, acceptances or documents, renewals of the Credits, increases or other modifications of the terms of the Credits, and any temporary advance or acceptance or loan in connection with the Credits, with or without further documentation or notice or agreement, shall continue to be governed by this agreement. If we receive a copy of the Credit or any modification, we are required to notify you within three business days of any error, and we agree that our silence will preclude any claim on our part that the Credit or modification was not approved by us.

(b) WAIVER: No delay on your part in the exercise of any of your rights or remedies shall operate as a waiver, nor shall any single or partial waiver of any right or remedy preclude any other further exercise of that right or remedy, or the exercise of any other right or remedy, and no waiver or indulgence by you of any Default shall be effective unless it is in writing and signed by you, nor shall a waiver on any one occasion be construed as a bar to, or waiver of, any right on any future occasion.

(c) GOVERNING LAW; JURISDICTION: This Agreement is governed by the law in effect where your main office is located. We irrevocably submit to the jurisdiction of any federal or state court sitting in the federal district in which your main office is located. We irrevocably waive any right to object on grounds of inconvenient forum or improper venue. We agree that service of process pursuant to the NOTICE section, or pursuant to court rule, will grant personal jurisdiction over us.

(d) SEVERABILITY - BINDING EFFECT: Any provision which may prove unenforceable under any law shall not affect the validity of any other provision. This agreement shall inure to the benefit of, and be enforceable by you, your successors or assigns.

(e) CONSTRUCTION: The words "we", "our" and "us" shall be read, if the undersigned be an individual, as "I", "my" and "me" as the case may be, and shall jointly and severally bind the two or more of us executing the application or this agreement, as well as any obligor, maker, endorser, acceptor, surety or guarantor or other party having an obligation under the application or this agreement, and each of us signing shall be deemed the agent of all others so signing. Time is of the essence. Words in the single or plural tense shall be read as plural or single, respectively, if the context requires.

(f) PARTICIPANT: You may sell all or any part of our obligations under this agreement to a participant bank. The terms "you" and "your" shall refer to you and the participant bank, jointly and severally, if any. Our obligation to you and the participant bank shall be to each of you until our obligation under this agreement shall be paid or otherwise be satisfied or expire, and the participant bank shall be subrogated to your rights against us on its payment to you of its liability to you under its agreement.

(g) DAMAGES; LIMITATION OF ACTION: Your liability, if any, for your negligence, acts of omission or otherwise shall be limited to direct actual damages, without any liability for general, punitive, special, incidental or consequential damages. We must institute any claim for damages against you within one year after the claim arises.

(h) NOTICES: Notice from you to us, or vice-versa, relating to this agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth on the applications by any of the following means: (i) hand delivery,
(ii) registered or certified mail, postage prepaid, with return receipt requested, (iii) first class or express mail, postage prepaid, (iv) Federal Express, Purolator Courier or like overnight courier service, or (v) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

(i) ENTIRE AGREEMENT: All prior negotiations and agreements between the parties relating to the subject matter of this agreement are superseded by this agreement, and there are no representations, warranties, understandings or agreements other than those expressly set forth in this agreement.

(j) CAPTIONS: The captions in this agreement are solely for convenience of reference, and are neither a part of nor intended to govern, limit or aid in the construction of, any term or provision.

(k) INDEMNIFICATION: We will indemnify you on demand for any loss, costs, damage or expense including reasonable attorney fees, arising out of any action by you or us for any claims in connection with this agreement or the Credits, unless you are finally adjudged by a court to have acted with gross negligence or to have committed wilful misconduct.

9.  WAIVER OF JURY TRIAL:

BOTH YOU AND WE, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF US MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT, ANY ANCILLARY DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THOSE DOCUMENTS OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF US. NEITHER YOU NOR WE SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY
TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER YOU OR US EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH...
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                    CORRESPONDENT PARTICIPATION AGREEMENT




To:  "Issuer" - as described on

     the front page hereof


                                     Amount of Credit $ ______________________

                                     Correspondent's Share __________________%

                                     Issuer's Share _________________________%



        We request you to issue the Letter of Credit (the "Credit") pursuant to the application of our customer (the "Applicant" as described on the front page hereof).

        In consideration of your issuing the Credit, we purchase from you your obligation as issuer for the account of the Applicant for the share indicated above. If the Credit is amended and the amount is increased at our request, our share of the participation shall be increased accordingly to the percentage indicated above.

        We also agree to make payment to you at your principal office in an amount equivalent to our participation, plus your fee and out-of-pocket expenses, upon your demand but in any event not later than the time of payment provided for in terms and conditions of the Reimbursement and Security Agreement, and we authorize you to debit our account with you for that amount. We understand that our liability to purchase this participation from you shall be primary, and not subject to any condition, precedent or otherwise, except the issuance by you of the Credit.

        Until you receive our participation payment, you shall be entitled to all amounts received by either of us from the Applicant, whether by voluntary payment, realization upon any security, exercise of the right of setoff, or by payment from any source, except that upon the Applicant's default, all payments received by either of us shall be applied pro-ratably on the share of each of us in proportion to our respective interests at the time of default.

        You shall not be liable to us for any action taken or omitted with respect to the Credit unless caused by your own gross negligence or willful misconduct. You shall exercise the same care as in dealing with your own Credits, but you shall not be responsible in any manner to ascertain or inquire as to the financial condition of the Applicant, or the Applicant's authority to execute the application, or the existence or possible existence of any event of default under the Reimbursement and Security Agreement, or be responsible to file or record or refile or re-record to maintain or establish the validity, priority or enforceability of any rights in and to the collateral given by the Applicant under the terms and conditions of the Reimbursement and Security Agreement or other security agreement given by the Applicant or by way of a pledge.


        WE ACKNOWLEDGE WE HAVE PERFORMED OUR OWN INVESTIGATION OF THE RISK INVOLVED AND ARE NOT RELYING UPON ANY REPRESENTATION BY YOU. WE ALSO ACKNOWLEDGE THAT IT IS OUR RESPONSIBILITY TO PERFECT ANY LIEN TAKEN AS SECURITY.

        All rights under this agreement shall be determined in accordance with the law in effect where your main office is located.


Dated: _______________________, 19 __        __________________________________
                                                      Name of Bank

                                             By:_______________________________
                                                     Authorized Signature

                                             __________________________________
                                                   Printed Name/Title

Any questions concerning this Application
should be referred to:                      (  )                 | (      )
                                            ___________________________________
                                            Phone No.               Fax No.

SPECIAL INSTRUCTIONS:
Other:
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[NBD LETTERHEAD]


               CLEAN IRREVOCABLE LETTER OF CREDIT NO.  S037464

BENEFICIARY:
UNITED STATES FIDELITY AND GUARANTY COMPANY
AND USF&G CORPORATION

BY ORDER OF OUR CLIENT, MAJESTIC STAR CASINO, LLC (TMSC, LLC) 400 RENAISSANCE CENTER, SUITE 2400, DETROIT, MI 48243, WE HEREBY ESTABLISH THIS CLEAN IRREVOCABLE LETTER OF CREDIT NO. S037464, IN YOUR FAVOR FOR AN AMOUNT UP TO BUT NOT EXCEEDING THE AGGREGATE SUM OF THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) EFFECTIVE IMMEDIATELY, AND EXPIRING AT THE OFFICES OF THE BANK ON JUNE 7, 1997, UNLESS RENEWED AS HEREINAFTER PROVIDED.

WE HEREBY AUTHORIZE YOU TO DRAW UPON US AT ANY BRANCH AT ONE TIME, OR FROM TIME TO TIME, BY YOUR DRAFT(S) AT SIGHT ACCOMPANIED BY YOUR WRITTEN CERTIFICATION STATING YOU HAVE NOT BEEN RELEASED FROM LIABILITY UNDER SURETY BOND(S) OR UNDERTAKING(S) YOU HAVE EXECUTED ON BEHALF OF OR UPON THE REQUEST OF THE MAJESTIC STAR CASINO, LLC (TMSC, LLC) AND/OR ANY AND ALL SUBSIDIARIES OR AFFILIATED COMPANIES THEREOF NOW EXISTING OR HEREAFTER CREATED, ASSUMED OR OTHERWISE ACQUIRED.

ALL DRAFT(S) SO DRAWN MUST BE MARKED AS "DRAWN UNDER OUR CREDIT NO. S037464."

THIS CLEAN IRREVOCABLE LETTER OF CREDIT WILL BE AUTOMATICALLY RENEWED FOR A ONE YEAR PERIOD UPON THE EXPIRATION DATE SET FORTH ABOVE AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO SUCH EXPIRATION DATE, OR PRIOR TO ANY ANNIVERSARY OF SUCH DATE, WE NOTIFY BOTH YOU AND OUR CLIENT IN WRITING BY CERTIFIED MAIL, THAT WE ELECT NOT TO SO RENEW THIS CLEAN IRREVOCABLE LETTER OF CREDIT; YOU MAY THEN DRAW HEREUNDER BY YOUR SIGHT DRAFT(S) DRAWN ON US AND BEARING THE CLAUSE "DRAWN UNDER CREDIT NO. S037464", ACCOMPANIED BY YOUR WRITTEN CERTIFICATION STATING THAT YOU HAVE NOT BEEN RELEASED FROM LIABILITY UNDER SAID SURETY BOND(S) OR UNDERTAKING(S).

THIS CLEAN IRREVOCABLE LETTER OF CREDIT IS ISSUED CONTEMPORANEOUSLY WITH A NEW EXTENSION OF CREDIT, AND THE ISSUANCE AND PAYMENTS THEREUNDER ARE INDEPENDENT FROM ANY OBLIGATIONS BETWEEN YOU AND OUR CUSTOMER. THIS CLEAN IRREVOCABLE LETTER OF CREDIT REPRESENTS A DIRECT OBLIGATION OF OURS AND PAYMENTS MADE THEREUNDER ARE MADE FROM OUR FUNDS, NOT FROM THE ASSETS OF OUR CUSTOMERS.


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                               [NBD LETTERHEAD]





OUR REF. NO. S037464                             PAGE  2
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THIS CLEAN IRREVOCABLE LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR
UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS CLEAN IRREVOCABLE LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS CLEAN IRREVOCABLE LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

ALL BANK CHARGES AND COMMISSIONS INCURRED IN THIS TRANSACTION ARE FOR THE APPLICANT'S ACCOUNT. ANY FUNDS DRAWN HEREUNDER AND NOT EVENTUALLY APPLIED BY YOU IN REIMBURSEMENT OF LOSS INCURRED BY YOU WILL BE REPAID TO US BY YOU.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS, AND BONA FIDE HOLDERS OF DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF CREDIT THAT SUCH DRAFTS WILL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE.


VERY TRULY YOURS,


Kathleen M. Hatcher                          Glenda C. Shireman
- -----------------------                      --------------------------
AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE
KATHLEEN M HATCHER                           GLENDA C SHIREMAN
INTERNATIONAL OFFICER                        SECOND VICE PRESIDENT